EXHIBIT 99.3
                                 ------------

                            The Swap Confirmation


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                                           [BANK OF AMERICA LOGO]

  To: The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14

Attn:                      Mattthew J. Sabino
Telephone:                 212 815 6093
 Fax:                      212 815 3986


From:                      Bank of America, N.A.
                           233 South Wacker Drive - Suite 2800
                           Chicago, Illinois 60606 U.S.A.
Department:                Swaps Operations
Telephone:                 (+1) 312 234 2732
Fax:                       (+1) 866 255 1444


 Date:                     29th September 2006

Our Reference No:          2959676
Reference Name:            Suzanne Buchta
Internal Tracking No:      2959676

Dear Sir/Madam,

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14 and Bank of America, N.A., a national banking association organized under the laws of the United States of America (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below (the "Agreement").

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (the "Definitions"), are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a "Confirmation" as referred to in, and supplements, forms a part of, and is subject to the ISDA Master Agreement dated as of September 29, 2006, as amended and supplemented from time to time (the "Agreement"), between the parties hereto. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


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In this Confirmation "Party A" means Bank of America, N.A. and "Party B" means
The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14 General Terms:

The terms of the particular Transaction to which this Confirmation relates are as follows:


Notional Amount:                    As per Schedule A below.

   Trade Date:                      27th September 2006

   Effective Date:                  29th September 2006

   Termination Date:                25th October 2009

   Upfront Fee:                     On 29th September 2006, subject to
                                    adjustment in accordance with the
                                    Following Business Day Convention, Party A will pay USD 337,000.00 to Party B:
                                    provided, however that Party B hereby
                                    acknowledges that such amount will be paid in its stead to Banc of America Securities
                                    LLC.


Fixed Amounts:

   Fixed Rate Payer:                Party B


   Fixed Rate Payer
   Payment Dates:                   The 25th of each Month, commencing
                                    on 25th October 2006 and ending on the
                                    Termination Date, subject to adjustment in accordance with the Following Business Day
                                    Convention.

   Fixed Rate Payer
   Period End Dates:                The 25th of each Month, commencing on 25th
                                    October 2006 and ending on the
                                    Termination Date. No Adjustment.

   Fixed Rate:                      5.05000 per cent


   Fixed Rate Day
   Count Fraction:                  30/360



Floating Amounts:

   Floating Rate Payer:             Party A

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   Early Payment:                   Applicable, 1 Business Day prior to each
                                    Floating Rate Payer Period End Date

   Floating Rate Payer
   Period End Dates:                The 25th of each Month, commencing on 25th
                                    October 2006 and ending on the
                                    Termination Date. No Adjustment.

   Floating Rate for initial
   Calculation Period:              5.32250 per cent

   Floating Rate Option:            USD-LIBOR-BBA

   Designated Maturity:             1 Month

   Spread:                          None

   Floating Rate Day
   Count Fraction:                  Actual/360

   Reset Dates:                     First day of each Calculation Period

   Compounding:                     Inapplicable


Business Days:                      New York

Calculation Agent:                  Party A


Other Provisions:




 Account Details:


      Party A:    Payments to Bank of America, N.A:
                  USD Fedwire
                  Name:    Bank of America, N.A. - New York
                  ABA #:   026009593
                  Attn:             BOFAUS3N
                  Name:    Bank of America, N.A.
                  City:             Charlotte
                  Acct#:            6550219386
                  Attn:             Rate Derivative Settlements
                  Attn:             BOFAUS6SGDS

     Party B:     The Bank of New York
                  New York, NY
         ABA#     021-000-018                  GLA#  111-565

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                  For Further Credit:  TAS A/C 501393
                  Attention:  Matthew J. Sabino
                  Phone:   212-815-6093
                  Fax:     212-815 3986


Offices:


   The Office of Party A for this
   Transaction is:                          Charlotte - NC, United States
                                            Please send reset notices to fax no.
                                            (+1) 866 218 8487

   The Office of Party B for this
   Transaction is:                          The Bank of New York.
                                            New York, NY, United States
                                            ATTN:  CWALT, Inc. Alternative Loan
                                            Trust 2006-OA14






                                  SCHEDULE A

        Calculation             Calculation
       Periods From            Periods up to             Notional
      and Including:           but Excluding:          Amount(USD):
      --------------           --------------          ------------
        9/29/2006                10/25/2006           811,231,518.30
       10/25/2006                11/25/2006           786,658,585.94
       11/25/2006                12/25/2006           764,533,882.95
       12/25/2006                1/25/2007            743,151,089.27
        1/25/2007                2/25/2007            722,582,657.97
        2/25/2007                3/25/2007            702,618,918.55
        3/25/2007                4/25/2007            683,234,447.26
        4/25/2007                5/25/2007            664,398,925.44
        5/25/2007                6/25/2007            646,089,535.35
        6/25/2007                7/25/2007            628,284,388.30
        7/25/2007                8/25/2007            610,964,039.48
        8/25/2007                9/25/2007            594,106,285.25
        9/25/2007                10/25/2007           577,550,854.45
       10/25/2007                11/25/2007           561,408,967.91
       11/25/2007                12/25/2007           545,710,063.68
       12/25/2007                1/25/2008            530,442,087.99
        1/25/2008                2/25/2008            515,594,177.18
        2/25/2008                3/25/2008            501,156,107.94
        3/25/2008                4/25/2008            487,118,109.17
        4/25/2008                5/25/2008            473,470,669.80
        5/25/2008                6/25/2008            460,204,703.33


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        6/25/2008                7/25/2008            447,310,272.02
        7/25/2008                8/25/2008            434,777,791.15
        8/25/2008                9/25/2008            422,596,656.75
        9/25/2008                10/25/2008           410,651,848.98
       10/25/2008                11/25/2008           399,045,503.06
       11/25/2008                12/25/2008           387,767,521.48
       12/25/2008                1/25/2009            376,808,462.97
        1/25/2009                2/25/2009            366,159,236.83
        2/25/2009                3/25/2009            355,811,092.31
        3/25/2009                4/25/2009            345,755,603.90
        4/25/2009                5/25/2009            335,984,653.36
        5/25/2009                6/25/2009            326,490,471.13
        6/25/2009                7/25/2009            317,265,377.33
        7/25/2009                8/25/2009            308,302,111.13
        8/25/2009                9/25/2009            299,592,862.66
        9/25/2009                10/25/2009           291,050,813.34

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Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning via telecopier an executed copy of this Confirmation in its entirety to the attention of Global FX and Derivative Operations (fax no.(+1) 866 255 1444).

Yours sincerely,

Bank of America, N.A.



By:      /s/ Mary Beth Knight
         ----------------------------------------
         Name:   Mary Beth Knight
         Title:  Asst. Vice President


Confirmed as of the date above:

By: The Bank of New York, not in its individual capacity but solely as trustee of the Supplemental Interest Trust for CWALT, Inc. Alternative Loan Trust 2006-OA14


By:      /s/ Courtney Bartholomew
         ------------------------------------------
         Name:   Courtney Bartholomew
         Title   Vice President